EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Acorda Therapeutics, Inc. (the “Company”) for the fiscal quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Lawrence, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID LAWRENCE
DAVID LAWRENCE
Chief Financial Officer
(Principal Financial Officer)
May 9, 2012

[A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Acorda Therapeutics, Inc. and will be retained by Acorda Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]